Exhibit 10

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "General Information - Independent Auditors" in this Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-6725) of Merrill Lynch Consults International Portfolio and to the incorporation by reference therein of our report dated December 15, 1999 with respect to the financial statements of Merrill Lynch Consults International Portfolio for the year ended October 31, 1999.

                                                       /s/ Ernst & Young LLP
                                                       ---------------------

MetroPark, New Jersey
February 24, 2000